Exhibit 99.1

0 14475 AMAG PHARMACEUTICALS, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 21, 2011 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoint(s) Brian J.G. Pereira, M.D. and Joseph L. Farmer, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of AMAG Pharmaceuticals, Inc., or the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at Cooley LLP, 500 Boylston St., Boston, Massachusetts 02116, on October 21, 2011 at 9:00 a.m., local time, and at any adjournments or postponements thereof. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) "FOR" PROPOSAL 1 AND (2) "FOR" PROPOSAL 2. (Continued and to be signed on the reverse side)

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To approve the issuance of shares of AMAG common stock, par value $0.01 per share, in connection with the merger contemplated by the Agreement and Plan of Merger and Reorganization, dated as of July 19, 2011, as amended on August 8, 2011, by and among AMAG, Allos and Alamo Acquisition Sub, Inc., a wholly-owned subsidiary of AMAG. 2. To approve the adjournment of the AMAG Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of AMAG Proposal 1. FOR AGAINST ABSTAIN JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF STOCKHOLDERS OF AMAG PHARMACEUTICALS, INC. October 21, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 00030030000000001000 0 102111 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON OCTOBER 21, 2011. This Proxy Statement and the Proxy Card are available free of charge at www.amagpharma.com. Mark box at right if you plan to attend the Special Meeting.